STOCK OPTION AGREEMENT
                             ----------------------

     AGREEMENT dated as of March 20, 1998 by and between NeTTaxi Online Communities, Inc., a Delaware corporation, with principal offices located at 2165 South Bascom Avenue, Campbell, CA 95008 (the "Company"), and Robert A. Rositano, Jr., (the "Optionee").

                               W I T N E S S E T H
                               -------------------

WHEREAS, the Board of Directors of the Company authorized the grant to the Optionee of an option to purchase 35,000 shares of Common Stock of the Company (the "Common Stock"), conditioned upon the Optionee's acceptance thereof upon the terms and conditions set forth in this Agreement; and

WHEREAS, the Optionee desires to acquire said option on the terms and conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, and for other good and valuable consideration, the parties hereto hereby agree as follows:

1.      Grant  of  Option.     The  Company  hereby  grants  to  the  Optionee,
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effective  as  of the date hereof, an option to purchase 35,000 shares of Common
Stock at a purchase price of $ .10 per share, subject to the terms and conditions set forth herein,

2.     Vesting,     (a)  Subject  to  Sections 2(b), 3, 7, 9 and 10 hereof, this
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option  may be exercised to purchase 35,000 shares of Common Stock in accordance with the following schedule; one-third of the shares of Common Stock underlying this option shall be purchasable on the first anniversary of the date hereof, an additional one-third shall be purchasable on the second anniversary of the date hereof, and an additional one-third shall be purchasable on the third anniversary of the date hereof. This option shall expire and no shares of Common Stock may be purchased hereunder ten years after the date hereof and thereafter.

          (b) Notwithstanding the provisions of Section 2(a) hereof, this option shall become immediately exercisable upon a Change in Control Date. For purposes hereof, a Change in Control Date shall mean the date of the first to occur of a Liquidation or Sale. A "Liquidation" shall occur upon the voluntary or involuntary dissolution or winding up of the Company. A "Sale" shall occur, in any single transaction or series of related transactions, upon

          (a) a sale, abandonment, transfer, lease or disposition of all or substantially of the properties or assets of the Company (other than to any wholly-owned subsidiary of the Company),

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          (b)     a  sale,  transfer  or  other  disposition  by  the  Company's shareholders of securities of the Company representing in excess of 50% of the Common Stock equivalent voting rights of the Company (on a fully diluted basis) or

          (c) a merger or consolidation of the Company with or into any other entity or entities (other than a merger of the Company with or into a wholly-owned subsidiary of the Company with no change in beneficial ownership of the Company). In addition, notwithstanding the provisions of Section 2(a) hereof, 50% of any options which are not exercisable upon the consummation of an initial public offering and registration of the Common Stock under the Securities Act of 193J, as amended (the "Act") shall become exercisable at such time,

3.     Nonqualified  Option Withholding Tax.     This option shall not be deemed
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an  "Incentive  Stock Option" under the Intemal Revenue Code of 1986, as amended
(the "Code"). Accordingly, the Optionee acknowledges that, under existing laws and regulations, exercise of this option may be a taxable event under the Code.' In such event, the Optionee will be subject to a withholding tax on the difference between the purchase price of the shares and their fair market value on the date of exercise. Any such tax shall be paid to the Company by the Optionee within two days of receipt of a notice from the Company containing the amount thereof.

4.     Exercise  of  Option.      Subject  to the terms and conditions set forth
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herein,  the  Optionee  may exercise this option at any time as to all or any of the shares of Common Stock then purchasable in accordance with Section 2 hereof 15Y delivering to the Company written notice in the form attached hereto as Exhibit A. Such notice shall specify:

               (a) The number of whole shares of Common Stock to be purchased together with payment in full of the aggregate option price of such shares, provided that this option may not be exercised for fewer than one hundred (100) shares of Common Stock or the number of shares of Common Stock underlying the option that are exercisable pursuant to Section 2 hereof, whichever is smaller;

               (b) The name or names in which the stock certificate or certificates are to be registered;

               (c) The address to which dividends, notices, reports, etc. are to be sent; arid

               (d)     The  Optionee's  social  security  number.

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Such  notice  shall be accompanied by payment of the full purchase price for the shares of Common Stock underlying the option which are being exercised. The purchase price of the shares of Common Stock as to which the Option is exercised shall be paid in full in U.S. dollars, in cash, or by certified or bank cashier's check payable to the order of the Company, free from all collection charges. The purchase price for the shares of Common Stock covered by this option may also be paid in shares of Common Stock owned by the Optionee having a Fair Market Value (as hereinafter defined) on the date of exercise equal to the aggregate purchase price, or in a combination of cash and Common Stock. As is used herein, the "Fair Market Value" of a share of Common Stock on any day means; (i) if -the principal market for the Common Stock is The New York Stock Exchange, any other national securities exchange or the NASDAQ National Market, the closing sales price of the Common Stock on such day as reported by such exchange 'or market, or on a consolidated tape reflection transactions on such exchange or markets, or (ii) if the principal market for the Common Stock is not a national securities exchange or the NASDAQ National Market and the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System, the mean between the closing bid ad the closing asked prices for the Common Stock on such day as quoted on such System, or (iii) if the Common Stock is not quoted on the National Association of Securities Dealers Automated Quotations Systems, the mean between the highest bid and lowest asked prices for the Common Stock on such day as reported by the National Quotation Bureau, Intl; provided that if clauses (i), (ii) and (iii) of this paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Common Stock shall be determined by the Company by any method which it deems to be appropriate. The determination of the Company shall be conclusive as to the Fair Market Value of the Common Stock. The Optionee shall not be entitled to any rights as a stockholder of the Company in respect of any shares of Common Stock underlying this option until such shares of Common Stock shall have been paid in full and issued to the Optionee.

5.     Delivery  of  Stock  Certificate.      As  soon  as practicable after the
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Company  received  payment for shares of Common Stock covered by this option, it shall deliver a certificate or certificates representing the shares of Common Stock so purchased to the Optionee. Only one stock certificate will be issued unless the Optionee otherwise requests in writing.

6.     Nontransferability of Option.     This option is personal to the Optionee
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and  during  the Optionee's lifetime may be exercised only by the Optionee. This option and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any way and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or any right or privilege conferred hereby contrary to the provisions hereof, or upon the levy

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or  any  attachment  or  similar  process on the rights and privileges conferred hereby, this option and the rights and privileges conferred hereby shall immediately become null and void.

7.     Effect  of  Terminations  of  Employment  .      In  the  event  that the
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Optionee's  employment as an employee of the Company and, if applicable, of each direct or indirect subsidiary corporation (a "Subsidiary") of the Company (hereinafter the "Optionee's employment") is terminated prior to the time that this option has been fully exercised, this option shall be exercisable, as to any remaining shares of Common Stock subject hereto, only to the extent the option granted hereunder was exercisable pursuant to Section 2 hereof on the date of the Optionee's employment ceased, whether for cause, death ' , disability or any other reason, and the Optionee shall have no right to exercise this option with respect to any shares of Common Stock which shall not have vested pursuant to Section 2 hereof, as of the date of the Optionee's employment ceased.

8.     No  Right of Continued Employment.     This option does not confer on the
       ----------------------------------
Optionee any right to continue in the employ of the Company or any Subsidiary or interfere in any way with the right of the Company or any Subsidiary to determine the terms of the Optionee's employment.

9.     Anti-Dilution.     In  the  event  of a reorganization, recapitalization,
       -------------
stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of the Company, the number of shares covered by any unexercised portion of this option and the related purchase price per share shall be adjusted proportionately.

10.     Registration  of  Shares.     This  option  shall  be  subject  to  the
        ------------------------
requirement that if at any time the Board of Directors of the Company shall determine that the registration, listing or qualification of the shares of Common Stock covered hereby upon any securities exchange or under any federal or state law, is necessary or desirable in connection with the granting of this option or the purchase of shares hereunder, this option may not be exercised until such registration, listing or qualification shall have been effected or obtained. The Board of Directors may require that the person exercising this option shall make such representations and famish such information, as it deems appropriate to assure compliance with the foregoing or any other applicable legal requirement.

11.     Representations  and Warranties of 0ptionee.     The Optionee represents
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and  warrants  to  the  Company  that:

          (a) The Optionee is acquiring this option and will acquire the shares of Common Stock purchasable hereunder for the Optionee's own account

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and  not  with  a  view  towards  the  distribution,  resale,  subdivision  or fractionalization of the shares of Common Stock purchased on exercise of this option;

          (b) The Optionee (i) has adequate means of providing for his or her current needs and contingencies, (ii) has no need for liquidity in an investment in the Common Stock underlying this options, (iii) can bear the economic risk of losing his entire investment in the share of Common Stock underlying this option, (iv) does not have an overall commitment to investments which are not readily marketable, that is, disproportionate to his or her net worth, and the Optionee's investment in the Common Stock underlying this option will not cause such investment to become disproportionate to his or her net worth, (v) has such knowledge an experience in financial and business matters that the Optionee is capable of evaluating the risks and merits of an investment in the Company and, (vi) is not relying on the Company respecting the tax or other economic considerations of an investment in the Common Stock purchasable hereunder;

          (c) In the Optionee's position with the Company, the Optionee has had both the opportunity to ask questions and receive answers from the officers and directors of the Company respecting the Company arid an investment in the shares of Common Stock purchasable hereunder and to obtain any additional information to the extent the Company possesses or may possess such information or can acquire it without unreasonable effort or expense; however, no oral representations have been made or oral information furnished to the Optionee or his or her representatives respecting an investment in the shares of Common Stock purchasable hereunder;

          (d) Anything in this Agreement to the contrary notwithstanding, the Optionee hereby agrees that he or she shall not sell, transfer by any means or otherwise dispose of the shares acquired by the Optionee without registration under the Act and applicable state securities laws unless (i) an exemption from the Act and applicable sales securities laws is available, and (ii) the Optionee has furnished the Company with notice of such proposed transfer and the Company's legal counsel, in its reasonable opinion, shall deem such proposed transfer to be so exempt; and

          (e) The Optionee is aware that the Company shall place stop-transfer orders with its transfer agent against the transfer of any shares of Common Stock purchasable hereunder in the absence of registration under the Act and applicable state securities laws unless the Optionee complies with the provision of Section 11 (d) hereof.

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12     (a)Binding Effect -Successors.     Subject to the provisions of Section 6
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hereof,  this  Agreement  shall be binding upon and inure to the benefit of each party hereto and to the extent not prohibited herein, their respective heirs, successors, assigns and representatives.

          (b)Counter  parts.     This  Agreement  may be executed in two or more
          ------------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          (c)Waiver.     The  waiver  by  any  party  hereto  of a breach of any
          ---------
provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach.

          (d)Entire  Agreement.     This  Agreement  constitutes  the,  entire
          --------------------
agreement between the parties hereto with respect to the subject matter hereof and may be modified or amended only by an instrument in writing signed by the party against whom enforcement is sought.

          (e)Notices.     Any  notice, demand, request or consent to be given or
          -----------
served in connection herewith shall be in writing and shall be deemed to have been given and received by the respective parties designated therein on the day on which delivered by messenger to the receiving party at the address set forth herein (or at such other address as such party shall specify to the other parties in writing pursuant to this Section) or, if sent by certified or registered mail postage prepaid, return receipt requested, on the second day after the day on which mail to such party at such address.

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first set forth above.

                         NETTAXI  ONLINE  COMMUNITIES,  INC.

                                     /S/ Robert  A  Rositano,  Jr.
                                         ------------------------------
                              By:        Robert  A  Rositano,  Jr.  CEO

                                     /S/ Dean  Rositano
                                         ------------------------------
                              By:        Dean  Rositano,  President

                              OPTIONEE:  /s/  Robert  A  Rositano,  Jr.
                                         ------------------------------
                                              Robert  A  Rositano,  Jr.

                              Address:   21860  Eaton  Place
                                         Copertino,  CA  98014

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                                    EXHIBIT A

                        FORM OF NOTICE OF EXERCISE OPTION

(Date)

NeTTaxi  online  Communities,  Inc.
2165  South  Bascom  Avenue
Campbell,  CA  95008

Ladies  and  Gentlemen:

in accordance with the Stock Option Agreement (the "Stock Option Agreement') dated as of March 20, 1998 between me and NeTTaxi Online Communities, Inc, ("the Company"), I wish to purchase ________ shares of Common Stock of the Company. I understand that if I should transfer ownership of these shares within one year from the date of this letter, I must promptly notify you in writing.

I hereby certify that the representations I made in the Stock Option Agreement are true and correct on and as of the date hereof.

As payment for my shares, enclosed is my check payable to NeTTaxi Online Communities, Inc. in the amount of $- and/or securities of the Company having a value of $_ as determined in accordance with the Stock Option Agreement.

Kindly forward to me a stock certificate issued in my name at your earliest convenience-c. I understand that delivery of these shares will take approximately two weeks.

Very  truly  yours,

____________________________
(Signature)

____________________________
(Print  name)

____________________________
Address:

____________________________
Social  Security  Number:


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